UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22466

Agility Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2217

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Agility Multi-Asset Income Fund

Financial Statements

For the Year Ended September 30, 2020

With Report of Independent Registered Public Accounting Firm

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Agility Multi-Asset Income Fund’s (the “Fund’s”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (888) 449-4909. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary. You may elect to receive all future reports in paper free of charge.

You can inform the Fund or your financial intermediary, as applicable, that you wish to contiunue to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

Agility Multi-Asset Income Fund

Table of Contents
For the Year Ended September 30, 2020

Schedule of Investments	2-4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7-8
Statement of Cash Flows	9
Financial Highlights	10-11
Notes to Financial Statements	12-22
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24-27
Privacy Policy	28

Agility Multi-Asset Income Fund

Schedule of Investments

As of September 30, 2020

Strategy	Investments	Original Acquisition Date	Shares	Cost	Fair Value
	Investment Funds — 97.35%
	Exchange Traded Funds — 8.57%
	Equity — 8.57%
	First Trust North American Energy Infrastructure Fund	8/31/2018	284,478	$6,632,288	$5,416,461
	iShares Preferred & Income Securities ETF	3/19/2020	229,183	6,265,192	8,353,720
	Total Exchange Traded Funds			12,897,480	13,770,181
Mutual Funds — 12.72%
	Fixed Income — 12.72%
	GMO Emerging Country Debt Fund	10/13/2015	485,528	13,396,813	12,715,984
	Harbor High-Yield Bond Fund	12/19/2016	809,517	8,055,616	7,714,692
	Total Mutual Funds			21,452,429	20,430,676
Private Investment Funds[1] — 76.06%
Fixed Income — 63.77%
	AG REDI, Ltd.*	12/2/2019	7,172	7,172,295	4,634,415
	ArrowMark Income Opportunity Fund QP, Ltd.	1/4/2017	17,997	16,815,289	15,183,777
	Beach Point Dynamic Income Offshore Fund, Ltd.*	4/1/2014	12,605	14,922,749	20,580,799
	Good Hill Overseas Fund Ltd*	2/1/2016	5,268	5,955,835	7,255,430
	MAM Corporate Loan Feeder Fund	6/1/2018	9,817	9,817,010	9,563,471
	Melody Special Situations Offshore Credit Fund L.P.*	11/1/2017	N/A	10,391,128	11,753,303
	Napier Park ABS Income Fund (Cayman) LP*	2/5/2020	N/A	9,500,000	7,073,875
	Shenkman Opportunistic Credit Fund, Ltd.*	7/1/2018	14,901	15,000,000	17,616,369
	Värde Credit Partners (Offshore), Ltd.*	3/2/2020	9,500	9,500,000	8,779,113
				99,074,306	102,440,552
Multi Strategy — 7.04%
	Hudson Bay International Fund Ltd.*	8/1/2019	10,000	10,000,000	11,315,940

Reinsurance — 5.25%
	Aeolus Property Catastrophe Keystone PF Fund L.P.*	1/3/2017	8,980	8,952,768	8,428,222
	Total Private Investment Funds			118,027,074	122,184,714

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments
As of September 30, 2020 (continued)

Strategy	Investments	Shares	Cost	Fair Value
Short-Term Investments — 10.91%
Money Market Funds — 10.91%
	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.01%[2]	16,305,678	$16,305,678	$16,305,678
	UMB Money Market Fiduciary, 0.01%[2]	1,227,216	1,227,216	1,227,216
Total Short-Term Investments			17,532,894	17,532,894
Total Investments (Cost $169,909,877) — 108.26%				173,918,465
Liabilities in excess of other assets — (8.26%)				(13,274,452)
Net Assets — 100%				$160,644,013

*	Non-income producing security.

[1]	Private Investment Funds are restricted securities and deemed to be illiquid in nature as defined by the Securities and Exchange Commission. See Note 6 for further liquidity provisions.

[2]	The rate is the annualized seven-day effective yield at year end.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments
As of September 30, 2020 (continued)

Investment Funds by Strategy (as a percentage of net assets)
Investment Funds
Exchange Traded Funds
Equity	8.57%
Mutual Funds
Fixed Income	12.72%
Private Investment Funds
Fixed Income	63.77%
Multi Strategy	7.04%
Reinsurance	5.25%
Total Private Investment Funds	76.06%
Total Investment Funds	97.35%
Short-Term Investments
Money Market Funds	10.91%
Total Investments	108.26%
Liabilities in excess of other assets	(8.26)%
Total Net Assets	100.00%

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Assets and Liabilities

As of September 30, 2020

Assets
Investments in Private Investment Funds, at fair value (cost $118,027,074)	$122,184,714
Investments in securities, at fair value (cost $51,882,803)	51,733,751
Cash	101,568
Receivable for investments in Private Investment Funds sold	208,842
Interest Receivable	145
Distribution receivable from Private Investment Fund	165,391
Prepaid expenses and other assets	69,667
Total Assets	174,464,078

Liabilities
Payable for shares repurchased	12,722,163
Distributions payable	800,000
Management fees payable	108,162
Professional fees payable	129,654
Shareholder Distribution and Servicing Fees payable (Class A)	33,888
Transfer agent fees payable	8,121
Accounts payable and other accrued expenses	18,077
Total Liabilities	13,820,065
Net Assets	$160,644,013

Composition of Net Assets:
Paid-in capital	$199,001,657
Total distributable earnings (accumulated deficit)	(38,357,644)
Net Assets	$160,644,013

Net Assets Attributable to:
Class A Shares	$18,852,586
Class I Shares	141,791,427
$160,644,013

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized):
Class A Shares	21,007
Class I Shares	150,683
171,690

Net Asset Value per Share:
Class A Shares	$897.45
Class I Shares	$940.99

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Operations

For the Year Ended September 30, 2020

Investment Income
Dividend income	$4,439,859
Interest income	76,601
Total Income	4,516,460

Expenses
Management fees	1,384,170
Administrative and custodian fees	357,298
Professional fees	171,885
Shareholder Distribution and Servicing fee (Class A)	143,612
Chief Compliance Officer fees	12,699
Fund Board fees and expenses	43,500
Other operating expenses	118,908
Total Expenses, before interest expense	2,232,072
Interest expense	29
Total Expenses	2,232,101

Net Investment Income	2,284,359

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss on investments	(1,456,567)
Net realized gain on futures contracts	213,945
Net change in unrealized appreciation (depreciation) on investments	(7,654,789)
Net change in unrealized appreciation (depreciation) on futures contracts	(33,895)
Net Realized Loss and Change in Unrealized Depreciation on Investments	(8,931,306)

Net Decrease in Net Assets Resulting from Operations	$(6,646,947)

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Changes in Net Assets Resulting from Operations
Net investment income	$2,284,359	$5,294,287
Net realized gain (loss) on investments and futures contracts	(1,242,622)	7,719,933
Net change in unrealized depreciation on investments and futures contracts	(7,688,684)	(5,508,537)
Net Change in Net Assets Resulting from Operations	(6,646,947)	7,505,683

Distributions to Shareholders
Class A	(986,081)	(851,765)
Class I	(8,953,582)	(7,766,408)
Net Change in Net Assets from Distributions to Shareholders	(9,939,663)	(8,618,173)

Change in Net Assets Resulting from Capital Transactions
Class A
Proceeds from issuance of shares	1,201,858	519,559
Reinvested distributions	591,508	434,042
Cost of shares repurchased	(3,494,140)	(6,346,861)
Early withdrawal fees	3,589	12,018
Total Class A Transactions	(1,697,185)	(5,381,242)

Class I
Proceeds from issuance of shares	1,577,170	4,358,941
Reinvested distributions	2,313,970	1,997,952
Cost of shares repurchased	(33,012,725)	(79,117,558)
Early withdrawal fees	—	42,581
Total Class I Transactions	(29,121,585)	(72,718,084)

Net Change in Net Assets Resulting from Capital Transactions	(30,818,770)	(78,099,326)

Total Net Decrease in Net Assets	(47,405,380)	(79,211,816)

Net Assets
Beginning of year	208,049,393	287,261,209
End of year	$160,644,013	$208,049,393

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Shareholder Activity
Class A Shares
Shares sold	1,400	538
Reinvested distributions	624	468
Shares repurchased	(3,931)	(6,677)
Net Change in Class A Shares Outstanding	(1,907)	(5,671)

Class I Shares
Shares sold	1,599	4,396
Reinvested distributions	2,329	2,073
Shares repurchased	(35,876)	(79,522)
Net Change in Class I Shares Outstanding	(31,948)	(73,053)

Total Change in Shares Outstanding	(33,855)	(78,724)

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Cash Flows

For the Year Ended September 30, 2020

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(6,646,947)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized (gain) loss from investments	1,456,567
Net change in unrealized (appreciation)/depreciation on investments	7,654,789
Purchases of investments in Private Investment Funds	(32,292,875)
Purchases of investments in securities	(20,472,488)
Purchases of short-term investments	(93,958,608)
Sales of investments in Private Investment Funds	21,716,247
Sales of investments in securities	72,042,816
Sales of short-term investments	95,308,185
Capital distributions received from investments in securities	155,574
(Increase)/ Decrease in Assets:
Receivable for investments in Private Investment Funds sold	(208,842)
Unrealized appreciation on futures contracts	176,300
Distribution receivable from Private Investment Fund	(137,654)
Interest receivable	28,721
Prepaid expenses and other assets	10,539
Increase/(Decrease) in Liabilities:
Unrealized depreciation on futures contracts	(142,405)
Management fees payable	(167,750)
Shareholder Distribution and Servicing Fees payable	(7,908)
Professional fees payable	9,421
Acounting and administration fees payable	(94,575)
Transfer agent fees payable	(28,899)
Accounts payable and other accrued expenses	(12,357)
Net Cash Provided by Operating Activities	44,387,851

Cash Flows Used in Financing Activities
Proceeds from issuance of shares (net of change in subscriptions received in advance of $(100,000))	2,679,028
Distributions to shareholders (net of change in distributions payable of $(909,204))	(7,943,389)
Payments for shares repurchased, (net of change in payable for shares repurchased of $(3,220,654))	(39,727,519)
Early withdrawal fees	3,589
Net Cash Used in Financing Activities	(44,988,291)

Cash
Net change in Cash	(600,440)
Cash at beginning of year	702,008
Cash at end of year	$101,568
Supplemental disclosure of non-cash activities
Reinvested distributions	$2,905,478
Cash paid during the year for interest expense	$29

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Financial Highlights

Class A Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year.

	Class A Shares
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Per Share Operating Performance:
Net Asset Value, beginning of year	$972.41	$976.28	$1,004.04	$990.58	$952.94
Activity from investment operations:(1)
Net investment income	5.56	14.41	7.32	5.14	6.31	(2)
Net realized and unrealized gain (loss) on investments	(37.79)	11.98	4.98	59.92	66.79	(2)
Total from investment operations	(32.23)	26.39	12.30	65.06	73.10

Distributions to shareholders
From net investment income	(42.89)	(30.72)	(40.06)	(51.60)	(27.12)
From net realized gains	—	—	—	—	(8.34)
Total distributions to shareholders	(42.89)	(30.72)	(40.06)	(51.60)	(35.46)

Early Withdrawal Fee Proceeds (1),(6)	0.16	0.46

Net Asset Value, end of year	$897.45	$972.41	$976.28	$1,004.04	$990.58

Net Assets, end of year (in thousands)	$18,853	$22,282	$27,907	$32,441	$35,779

Ratios/Supplemental Data:
Net investment income/(loss)	0.61%	1.51%	0.76%	0.54%	0.76	%(2)

Net Expenses (3),(4)	1.85%	2.16%	2.11%	2.11%	2.03%

Portfolio Turnover Rate	30.58%	28.02%	44.33%	17.04%	39.27%
Total Return (5)	(3.51)%	2.94%	1.26%	6.76%	7.87%

(1)	Based on average Shares outstanding throughout the year.

(2)	Prior fiscal year amounts have been adjusted as a result of reclassifications made to decrease net investment income and increase realized gains.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.

(4)	The expense and net investment income (loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.

(5)

Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(6)	Prior to fiscal year end 2019, early withdrawal fees were not displayed.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Financial Highlights
Class I Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year.

	Class I Shares
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Per Share Operating Performance:
Net Asset Value, beginning of year	$1,017.17	$1,014.35	$1,034.71	$1,012.31	$967.22
Activity from investment operations:(1)
Net investment income	12.60	22.21	14.45	12.58	12.42	(2)
Net realized and unrealized gain (loss) on investments	(39.44)	12.92	5.25	61.42	68.13	(2)
Total from investment operations	(26.84)	35.13	19.70	74.00	80.55

Distributions to shareholders
From net investment income	(49.34)	(32.47)	(40.06)	(51.60)	(27.12)
From net realized gains	—	—	—	—	(8.34)
Total distributions to shareholders	(49.34)	(32.47)	(40.06)	(51.60)	(35.46)

Early Withdrawal Fee Proceeds (1),(6)	—	0.16

Net Asset Value, end of year	$940.99	$1,017.17	$1,014.35	$1,034.71	$1,012.31

Net Assets, end of year (in thousands)	$141,791	$185,767	$259,355	$292,453	$289,726

Ratios/Supplemental Data:
Net investment income/(loss)	1.32%	2.23%	1.44%	1.24%	1.32	%(2)

Net Expenses (3),(4)	1.14%	1.44%	1.40%	1.39%	1.42%

Portfolio Turnover Rate	30.58%	28.02%	44.33%	17.04%	39.27%
Total Return (5)	(2.83)%	3.67%	1.95%	7.52%	8.53%

(1)	Based on average Shares outstanding throughout the year.
(2)	Prior fiscal year amounts have been adjusted as a result of reclassifications made to decrease net investment income and increase realized gains.
(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.
(4)	The expense and net investment income (loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(5)

Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(6)	Prior to fiscal year end 2019, early withdrawal fees were not displayed.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Notes to Financial Statements

September 30, 2020

Note 1 – Organization

Agility Multi-Asset Income Fund (the “Fund”), is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. Perella Weinberg Partners Capital Management LP (the “Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund. Prior to July 1, 2019 the Fund was known as the GAI Agility Income Fund and Wells Fargo Investment Institute, Inc. (the “Former Adviser”) served as the investment adviser to the Fund and the Adviser served as the sub-adviser to the Fund.

The principal investment objective of the Fund is to seek positive investment returns over various market cycles, with a majority of such returns derived from income. The Fund also seeks, over time, to preserve the “real purchasing power” of an investment in the Fund through capital appreciation of the Fund’s investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund invests primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds and exchange traded products (collectively, “Investment Funds”). Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not expected to be affiliated with the Adviser. Exchange traded products may include exchange traded funds (“ETFs”), as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange. The Fund may also invest in exchange traded notes (“ETNs”) or invest its assets directly. Direct investments may include, among others, equity securities, other securities and other investments that are expected to generate income, as well as non-income oriented securities and investments, such as swaps or other types of derivatives for investment, hedging, risk management or other purposes. The Adviser may cause the Fund to maintain such cash holdings as the Adviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not incur losses.

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars. The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a) Valuation of Investments

The Fund values its investments in Investment Funds that are publicly traded on an active exchange or that prepare and publish a daily net asset value per share (“Mutual Funds and ETFs”) and its investments in securities that trade on active exchanges at fair value and its investments in private Investment Funds (“Private Investment Funds”) in accordance with procedures established in good faith by the Board using net asset value per share. The fair value of Mutual Funds is based on reported net asset value per share, and the fair value of ETFs and investments in securities is based on quoted market prices at the close of trading on the active exchanges on which the securities are traded on the reporting date. The fair value of a Private Investment Fund ordinarily will be the net asset value of that Private Investment Fund determined and reported by the Private Investment Fund in accordance with the valuation policies established by the Private Investment Fund and/or its investment manager, absent information indicating that such net asset value does not represent the fair value of the Private Investment Fund. The Fund could reasonably expect to receive the net asset value of its interests from the Private Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“ASC 820”) permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 2 – Significant Accounting Policies (continued)

of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment made by the Fund by strategy can be found in the tables within the Schedule of Investments.

Due to the nature of the investments held by the Private Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Private Investment Funds and the fair value of the Fund’s interests in the Private Investment Funds. Furthermore, changes to the liquidity provisions of the Private Investment Funds may significantly impact the fair value of the Fund’s interests in the Private Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Private Investment Fund’s reported valuation does not represent fair value. If it is determined that the Private Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the fiscal year ended September 30, 2020, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have a Private Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such a Private Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions, or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by Commodity Futures Trading Commission (“CFTC”) Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to Fund investors (“Shareholders”), nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered Commodity Pool Operators. Although the Adviser is registered as a “commodity trading advisor” with the CFTC, it will operate the Fund pursuant to CFTC Rule 4.14(a)(8). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

(b) Federal Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required. In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of September 30, 2020.

The Fund’s income and federal excise tax returns and all financial records supporting the 2017, 2018, and 2019 returns are subject to examination by the federal and Delaware revenue authorities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of September 30, 2020, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 2 – Significant Accounting Policies (continued)

(c) Investment Transactions and Related Income

The Fund’s investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined using the first-in first-out cost basis method for financial reporting. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Statement of Operations.

(d) Cash

Cash and cash equivalents may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.

(e) Distributions to Shareholders

The Fund intends to make regular quarterly distributions to Shareholders sourced from the Fund’s amount available for distribution consisting of the Fund’s dividend income, and net realized and unrealized gains on investments, after accounting for Fund expenses. All distributions will be paid to Shareholders and automatically reinvested pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”) unless a Shareholder has elected not to participate in the DRP. An election by a Shareholder not to participate in the DRP, and to receive all income distributions and/or capital gain distributions, if any, directly rather than having such distribution reinvested in the Fund, must be made by indicating such election in the Shareholder’s subscription agreement or by notice to a Shareholder’s intermediary (who should be directed to provide notice to the Fund, if applicable, or the Fund’s administrator).

Distributions to Shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

(f) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates and the differences could be material.

(g) Fund Expenses

The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses, (2) interest and commitment expense on any borrowings, if any; and (3) all costs and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

Note 3 – Investment Advisory and Other Agreements

Pursuant to the advisory agreement between the Fund and the Adviser, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 0.75% of the aggregate net asset value of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares).

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

The Fund has entered into an expense limitation agreement that limits the Fund’s annualized ordinary fund-wide operating expenses to 2.00% through June 30, 2021 (the “Expense Limitation Agreement”) and which may or may not be renewed annually thereafter. Class I Shares have no class-specific expenses. Shareholders holding Class A Shares will pay (in addition to up to 2.00% annually of the Fund’s average net assets attributable to each share class in ordinary fund-wide operating expenses) an additional annualized amount of up to 0.75% (the “Shareholder Distribution and Servicing Fee”), for a total of up to 2.75%. Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and Investment Manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Shareholder Distribution and Servicing Fee charged to Class A Shareholders. Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Management Fee and the Fund’s start-up, offering and organizational expenses. In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Shareholder Distribution and Servicing Fee charged to Class A Shareholders) fall below the annualized rate of 2.00% per year. The Fund, however, is not obligated to pay any such amount more than three years after the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of September 30, 2020, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses. As of September 30, 2020, there were no expenses reimbursable by the Adviser.

Under the terms of the wholesaling and placement agent agreement between the Fund and UMB Distribution Services, LLC (the “Placement Agent”) (the “Wholesaling and Placement Agent Agreement”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders purchasing Shares that are their customers (“Investor Service Providers”). These services include, but are not limited to, handling Shareholder inquiries regarding the Fund (e.g. responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Shareholders and the Fund; assisting in the establishment and maintenance of Shareholder accounts with the Fund; assisting in the maintenance of Fund records containing Shareholder information; and providing such other information and Shareholder liaison services as the Fund or the Placement Agent may reasonably request.

Under the Wholesaling and Placement Agent Agreement, the Fund will pay a quarterly Shareholder Distribution and Servicing Fee out of Class A Share net assets at the annual rate of 0.75% of the aggregate NAV of Class A Shares that have been outstanding for more than twelve (12) months, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid quarterly. The Shareholder Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Shareholder Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Shareholder Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to Investor Service Providers and for the Placement Agent’s ongoing investor servicing. The Placement Agent may pay all or a portion of the Shareholder Distribution and Servicing Fee it receives to other Investor Service Providers, acting as sub-placement agents, which may include affiliates of the Adviser. Each Investor Service Provider is paid based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such Investor Service Provider that have been outstanding for more than twelve (12) months. Pursuant to the conditions of an exemptive order issued by the SEC, the Shareholder Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.

Class I Shares are not subject to the Shareholder Distribution and Servicing Fee.

Under the terms of the Wholesaling and Placement Agent Agreement, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Shareholder (the “Class A Share Placement Fee”). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Shareholder’s investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Shareholder’s investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Shareholder’s “Immediate Family Members” (as defined in the Fund’s subscription agreement). The Shareholder must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Shareholder and, subject to certain exceptions and waivers listed in the Fund’s Private Placement Memorandum, is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the fiscal year ended September 30, 2020, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Shareholders upon subscription into the Fund were $8,000.

In addition, the Placement Agent (or one of its affiliates) may, from its own resources, make payments to brokers, dealers and Investor Service Providers for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information and support services to clients, inclusion on preferred provider lists and the provision of other services with respect to Shares.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the fiscal year ended September 30, 2020, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal year ended September 30, 2020, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At September 30, 2020, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$182,637,685
Gross unrealized appreciation	$2,166,363
Gross unrealized depreciation	(10,885,583)
Net unrealized depreciation on investments	$(8,719,220)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended September 30, 2020, there are no permanent differences in book and tax accounting.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 4 – Federal Income Taxes (continued)

As of September 30, 2020, the components of accumulated distributable earnings (accumulated deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,617,992
Undistributed long-term gains	—
Accumulated capital and other losses	(30,456,416)
Dividends payable	(800,000)
Unrealized depreciation on investments	(8,719,220)
Total distributable earnings (accumulated deficit)	$(38,357,644)

As of September 30, 2020, the Fund has a net long-term non-expiring capital loss carryover of $30,320,244. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended September 30, 2020, the Fund utilized $0 of its capital loss carryover.

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

Distribution paid from:	2020	2019
Ordinary income	$9,939,663	$8,618,173
Net long-term capital gains	—	—
Total taxable distributions	$9,939,663	$8,618,173

Note 5 – Investment Transactions

For the fiscal year ended September 30, 2020, purchases and sales of investments, excluding short-term investments, were $52,765,363 and $93,758,884, respectively.

Note 6 – Investments in Private Investment Funds

The Adviser monitors the performance of Private Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Private Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits and/or virtual meetings with Investment Managers.

Complete information about the underlying investments held by certain of the Private Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Private Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of September 30, 2020.

The following table summarizes the Fund’s investments in the Private Investment Funds during the fiscal year ended September 30, 2020, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Private Investment Funds. Each investor of each Private Investment Fund will pay the Investment Manager of the Private Investment Fund a management fee. The fee rate varies and ranges from 0.15% to 2.00% per annum of the NAV of that

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 6 – Investments in Private Investment Funds (continued)

Investment Fund. Additionally, the Investment Manager of each Private Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 10% to 20% of any net new appreciation of that Private Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund’s Total Investments In Private Investment Funds Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ Loss	Redemptions Permitted*	Primary Geographic Location
Beach Point Dynamic Income Offshore Fund, Ltd.	16.8%	$20,580,799	$(1,893,730)	$1,928,158	Monthly	Cayman Islands
ArrowMark Income Opportunity Fund QP, Ltd.	12.4	15,183,777	(409,543)	(478,241)	Quarterly	Cayman Islands
Shenkman Opportunistic Credit Fund, Ltd.	14.4	17,616,369	1,791,866	—	Quarterly	Cayman Islands
Aeolus Property Catastrophe Keystone PF Fund L.P.	6.9	8,428,222	1,188,966	(1,061,461)	Semi-Annually	Bermuda
Hudson Bay International Fund Ltd.	9.3	11,315,940	1,251,012	—	Quarterly	Cayman Islands
Melody Special Situations Offshore Credit Fund L.P.	9.6	11,753,303	145,894	59,631	In Liquidation[1]	Cayman Islands
MAM Corporate Loan Feeder Fund	7.8	9,563,471	(510,141)	—	Monthly	Ireland
Värde Credit Partners (Offshore), Ltd.	7.2	8,779,113	(720,887)	—	Quarterly	Cayman Islands
Good Hill Overseas Fund Ltd	5.9	7,255,430	(718,644)	73,850	Quarterly	Cayman Islands
AG REDI, Ltd.	3.8	4,634,415	(2,537,880)	(305,749)	In Liquidation[1]	British Virgin Islands
Napier Park ABS Income Fund (Cayman) LP	5.8	7,073,875	(2,426,125)	—	In Liquidation[2]	Cayman Islands
Total Investments in Investment Funds	100.0%	$122,184,714	$(4,839,212)	$216,188

*

Subject to the terms of the offering memorandums of the Investment Funds. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods for the Private Investment Funds range from 14 to 90 days.

[1]	Receipt of final proceeds are in process and currently unknown as to amount and timing.

[2]	The Fund was informed in June 2020 that the Private Investment Fund prepared a liquidation plan to begin in Q1 to Q2 of 2021. Redemptions are currently restricted until that liquidation begins.

While redemptions are permitted per the terms of the offering memorandums of the Private Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of such Private Investment Fund. Moreover, certain Private Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Private Investment Funds. The Fund had no unfunded capital commitments as of September 30, 2020.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 6 – Investments in Private Investment Funds (continued)

The following is a summary of the investment strategies of the Private Investment Funds held in the Fund as of September 30, 2020:

Equity strategies generally include investments in publicly-traded equity securities, but may also include long/short funds, mutual funds and exchange-traded funds.

Fixed Income strategies generally include investments in secured leveraged loans, high yield bonds, distressed debt, and global debt. Distressed debt strategies may include restricted securities and securities that may not be registered and for which a market may not be readily available.

Reinsurance strategies generally include investments in various insurance-based investment instruments, including insurance-linked securities and other financial instruments, the returns of which are tied primarily to insurance risk.

Multi-Strategy funds engage in a variety of investment strategies. This variety may help to smooth returns, reduce volatility and decrease asset-class and single-strategy risks. These strategies may include, but are not limited to, convertible bond arbitrage, equity long/short and merger arbitrage.

Note 7 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 7 – Fair Value Measurements and Disclosure (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2020 is as follows:

Description	Total Fair Value at 9/30/2020	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value
Assets
Exchange Traded Funds
Equity	$13,770,181	$13,770,181	$—	$—	$—
Mutual Funds
Fixed Income	20,430,676	20,430,676	—	—	—
Private Investment Funds (1)	122,184,714	—	—	—	122,184,714
Money Market Funds	17,532,894	17,532,894
Total Assets	$173,918,465	$51,733,751	$—	$—	$122,184,714

(1)	Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.

Note 8 – Derivatives and Hedging Disclosure

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging. Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts during the fiscal year ended September 30, 2020.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations are presented in the tables below. As of September 30, 2020 there were no open derivative instruments held by the Fund that affected the unrealized appreciation/depreciation on the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2020 are as follows:

Net Realized Gain on Futures Contracts	$213,945

Net Change in Unrealized Appreciation on Futures Contracts	$(33,895)

The quarterly average volumes of derivative instruments for the year ended September 30, 2020 are as follows:

Derivative	Quarterly Average	Notional Amount
Futures Contracts - Purchased	Average Notional Value	$3,031,378
Futures Contracts - Written	Average Notional Value	(2,968,521)

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 9 – Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant NAV per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.

Because the Fund is a closed-end fund, and Shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, in order to provide a limited degree of liquidity to Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those shares held the longest first.

For the fiscal year ended September 30, 2020, transactions in the Fund’s Shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Shares Repurchased (in Shares)	Shares Repurchased
Class A	1,400	$1,201,858	624	$591,508	(3,931)	(3,494,140)
Class I	1,599	1,577,170	2,329	2,313,970	(35,876)	(33,012,725)
	2,999	$2,779,028	2,953	$2,905,478	(39,807)	(36,506,865)

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

No guarantee or representation is made that the investment program will be successful.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

Note 11 – Risk Factors (continued)

economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 12 – Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Agility Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

September 30, 2020

To the Shareholders and Board of Trustees of
Agility Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Agility Multi-Asset Income Fund (the “Fund”) as of September 30, 2020, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended September 30, 2018, and prior, were audited by other auditors whose report dated November 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and underlying fund managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 24, 2020

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2020 (Unaudited)

The Board of Trustees of the Fund

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Trustees of the Board (“Trustees”) are not required to hold Shares of the Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”), is indicated by an asterisk. The business address of each person listed below is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212. The Fund’s Statement of Additional Information includes additional information about the membership of the Board of Trustees and is available without charge, upon request, by calling the Fund at 1 (888) 449-4909.

Trustees

Name and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustees During the Last 5 Years
David G. Lee (Born 1952)	Chairman and Trustee	Since 2019	President and Director, Client Opinions, Inc. (2003-2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	8	None.
Robert Seyferth (Born 1952)	Trustee	Since 2019	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	8	None.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2020 (Unaudited) (continued)

Trustees (continued)

Name and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustees During the Last 5 Years
Gary E. Shugrue (Born 1954)	Trustee	Since 2019	Managing Director, Veritable LP (2016 – Present); Founder/President, Ascendant Capital Partners, LP (2001 – 2015).	4	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios) (registered investment company).
Terrance P. Gallagher* (Born 1958)	Trustee	Since 2019	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013-Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	8	None.

*	Indicates an Interested Trustee

(1)

Each Trustee serves until death, retirement, resignation or removal from the Board. Any Trustee may be removed, with or without cause, at any meeting of the Shareholders by a vote of Shareholders holding a majority of the total number of Shares present at such meeting or, if by written consent, a vote of Shareholders holding at least two-thirds of the total outstanding Shares.

(2)

The term “Fund Complex” refers to the Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, The Relative Value Fund, Variant Alternative Income Fund, Cliffwater Corporate Lending Fund, Corbin Multi-Strategy Fund, LLC, and Keystone Private Income Fund. The Adviser is not an affiliate of any fund in the Fund Complex other than the Fund.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2020 (Unaudited) (continued)

Principal Officers

Name and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Kent E. Muckel Year of Birth: 1968	President	Since 2019

Deputy CIO of Agility (2016-Present); Partner and Portfolio Manager (January 2010-Present); Chief Investment Officer, Baylor University (May 2009 – December 2009); Senior Portfolio Manager, University of Colorado Foundation (October 2007-April 2009); Senior Director of Public Markets, Qwest Asset Management (June 1998-October 2007).

Philip W. Alfonsin Year of Birth 1980	Treasurer	Since 2019

Managing Director and Controller of Agility (March 2010-Present); Fund Accountant and Operations Analyst, Starwood Property Trust, Inc. (September 2009 – February 2010); Assistant Controller in Fund Accounting and Operations Analyst, Sandelman Partners, LP (November 2007 to April 2009); Senior Associate, Ernst & Young, LLP (September 2003 – November 2007).

Ann Maurer Year of Birth: 1972	Secretary	Since 2019

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 –2017), Assistant Vice President, Client Relations Manager (2002 –2013); UMB Fund Services, Inc.

Perpetua Seidenberg Year of Birth: 1990	Chief Compliance Officer	Since 2019	Compliance Director, Vigilant Compliance, LLC (an investment management services company) 2014 – Present; Auditor, PricewaterhouseCoopers from 2012 –2014.

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2020 (Unaudited) (continued)

Tax Information

For the year ended September 30, 2020, 15.82% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended September 30, 2020, 7.20% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1 (888) 449-4909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 1 (888) 449-4909 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1 (888) 449-4909.

Change in Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm for the Fund effective July 18, 2019. During the Fund’s fiscal years ended September 30, 2017 and 2018, KPMG’s reports on the Fund’s financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended September 30, 2017 and 2018 and the interim period from September 30, 2018 to July 18, 2019, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund’s fiscal years ended September 30, 2017 and 2018 and the subsequent interim period from September 30, 2018 to July 18, 2019, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

On September 16, 2019, the Fund, by actions of its Audit Committee and Board of Trustees, including a majority of the Independent Trustees, selected Cohen & Company Ltd. (“Cohen”) as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ended September 30, 2019. During the Fund’s fiscal years ended September 30, 2017 and 2018 and the subsequent interim period from September 30, 2018 to September 16, 2019, neither the Fund nor anyone on its behalf consulted Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Agility Multi-Asset Income Fund

Privacy Policy

(Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

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UMB Distribution Services, LLC, Distributor

P.O. Box 2175
Milwaukee, WI 53201-1811
1-888-449-4909

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,000 for 2019 and $32,000 for 2020.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500 for 2019 and $4,500 for 2020.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2020.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICY

Each of Perella Weinberg Partners Capital Management LP’s (the “Firm”) Clients is managed in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”). An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. On August 21, 2019, the SEC issued interpretive guidance with respect to an adviser’s proxy voting obligation.1 The guidance emphasizes the importance of an adviser’s exercise of its fiduciary duty in the proxy advisory context. The SEC requires an adviser to make decisions regarding proxy voting in the best interests of its clients and investors, ahead of the adviser’s own interests. The SEC also specified that the approach to proxy voting can be tailored to the contours of the relationship between adviser and client.

As an investment adviser that exercises voting authority over Client proxies, the Firm has adopted policies and procedures (“Proxy Policies”) reasonably designed to ensure that the Firm votes proxies in the best interests of Clients, to disclose to Clients information about those policies and procedures, to disclose to Clients how they may obtain information on how the Firm has voted their proxies, and to maintain certain records relating to proxy voting.2

Types of Client Accounts

The Firm’s Clients each employ different investment strategies. The manner in which the Firm votes or does not vote proxies depends, of course, in part upon the Client’s particular investment strategy. Many Clients utilize investment programs that focus on allocating assets to third party managers, generally via commingled funds but sometimes through separately managed accounts, and the investment activities of these Clients rarely present the opportunity for the Firm to vote proxies. Additionally, certain Clients may impose parameters on the Firm’s proxy voting authority. The Firm also provides advisory and sub-advisory services to registered investment companies for which proxy voting responsibility is set forth in the advisory or sub-advisory agreement, as applicable. While these Proxy Policies apply generally, proxies relating to any Client accounts will be voted, if applicable, consistent with the investment and/or proxy voting parameters provided by the Client, which shall govern notwithstanding anything to the contrary contained in these Proxy Policies.

General Policy

The Firm’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to Client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Clients, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;
•	the anticipated costs and benefits associated with the proposal;
•	the effect on liquidity; and
•	customary industry and business practices.

[1]	See Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Investment Advisers Act Release No. IA-5325 (Aug. 21, 2019).
[2]	See Proxy Voting by Investment Advisers, Investment Advisers Act Release No. IA-2106 (February 3, 2003).

The Proxy Policies are, however, general guidelines and default approaches to the voting of proxies. The Firm may, from time to time, determine that is in the best interest of Clients to depart from the Proxy Policies; when the Firm does so, the rationale for any such departure will be memorialized in writing by the CCO.

Due Diligence of Third Party Managers

As discussed above, many Clients utilize investment programs that focus on allocating assets to third party managers, generally via commingled funds but sometimes through separately managed accounts. In connection with such allocations, the Firm will conduct due diligence, as appropriate, on the proxy voting practices of the third party managers to seek to ensure that the third party managers will vote proxies in the best interests of their clients. The CCO will maintain records of any material findings identified in connection with such due diligence.

Proxy Voting Procedures

In order to facilitate the proxy voting process in the event the Firm receives proxies relating to Client securities, the Firm may engage a third party proxy voting service (the “Proxy Voting Service”) to vote proxies for Clients on behalf of the Firm. Currently, the Firm engages Institutional Shareholder Services, Inc. (“ISS”) as the Proxy Voting Service. The Proxy Voting Service provides the Firm with proxy analysis and voting recommendations in line with proxy guidelines selected by the Firm. The Proxy Voting Service also provides vote execution services based on the Proxy Voting Service’s applicable voting recommendations, subject to the Firm’s ability to override any particular vote on a proxy. The Proxy Voting Service also provides quarterly reports indicating how individual votes have been cast. In general, and subject to the ability to override votes, the Firm votes in accordance with the Proxy Voting Service’s recommendations, which generally are intended to be in the best economic interest of investors.

In the case of the advisory and sub-advisory services provided to registered investment companies, the Firm will generally vote proxies in accordance with the registered fund’s proxy voting policies and procedures, as applicable. Where the Firm has proxy voting responsibility, proxy voting will be conducted through the ISS Proxy Voting Service.

If a Proxy Voting Service is not engaged, or if otherwise determined by the Firm to be in the best interests of the Clients, the Firm generally will vote with relevant issuer’s management, directors, general partners, managing members or trustees (collectively, the “Management”). In scenarios whereby a Proxy Voting Service’s recommendation (if engaged) is not the same as Management, voting will ultimately occur based upon an evaluation by the Firm of all of the facts and circumstances relating to the proposal and in a manner believed to be in the best interests of the Clients. To the extent that the Firm determines to override the Proxy Voting Service’s recommendations, the CCO will memorialize the rationale for the determination.

Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Clients. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether the Firm has sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the Client’s investment. To the extent required by law, the Firm will not abstain from voting or affirmatively decide not to vote a proxy with respect to shares held by a Client that is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, or similar regulatory requirements.

Conflicts of Interest

At times, conflicts may arise between the interests of Clients, on the one hand, and the interests of the Firm or its affiliates, on the other hand.

As noted above, subject to the ability to override recommendations from the Proxy Voting Service, the Firm will generally vote in accordance with the recommendations of the Proxy Voting Service, and therefore because the votes are being guided by the Proxy Voting Service, the Firm believes that it will generally not be faced with any direct or indirect conflicts of interest with respect to the voting of any proxy. The Proxy Voting Service has been directed to notify the Firm if it is itself subject to a conflict of interest in regard to any proxy. Such a conflict may arise, for example, if the Proxy Voting Service or one of its affiliates receives compensation from the issuer for providing advice on corporate governance issues.

If the Firm determines that the Proxy Voting Service is conflicted with respect to any proxy, the Firm may seek to engage another independent proxy advisory firm to vote such proxy in accordance with the Proxy Policies. If the Firm is unable to identify an independent proxy service to vote such proxy, the Firm will vote such proxy directly in accordance with the Proxy Policies (or will abstain from voting if permissible under the policy outlined above).

In the event the Firm is not voting in accordance with the recommendations of the Proxy Advisory Firm or with Management, the CCO will review the proxy for any material conflicts of interest the proxy may present. This process includes a review of the relationship of the Firm and its affiliates with the issuer of the relevant security to determine if the issuer is a client of the Firm or one of its affiliates or if the Firm (including its officers and/or directors) has some other relationship with the issuer. Specifically, the CCO will determine whether any employees of the Firm, or its affiliates, sit on the board of the issuer, whether the Firm or any of its affiliates have an investment in the issuer, or whether the Firm’s general partner’s investment banking affiliate has any investment banking relationship with the issuer. The CCO will conduct the inquiry in such as a way as not to disclose material non-public information he may have to the Firm’s portfolio managers. In the event a material conflict is identified, the Firm will address matters involving such conflicts of interest as follows:

•	The Firm may vote such proxy as it determines to be in the best interest of the Clients, without taking any action described in the next bullet, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The CCO will memorialize the rationale of such vote in writing; or

•	If the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy:

o	delegate the voting decision for such proxy proposal to an independent third party;

o	delegate the voting decision to an independent committee of partners, members, directors, or other representatives of the Clients, as applicable;

o	inform the Clients of the conflict of interest and obtain consent to vote the proxy as recommended by the Firm; or

o	obtain the approval of the decision from the Firm’s CCO who shall review the matter in consultation with outside counsel as appropriate.

Due Diligence of Proxy Voting Service

The Firm will evaluate any current or proposed Proxy Voting Services utilized and periodically update such diligence. The Firm will consider relevant factors, including whether the Proxy Voting Services: (i) has sufficient resources; (ii) has an effective process for seeking input from issuers; (iii) has adequate disclosures as to its methodologies; (iv) has adequate policies and procedures to address conflicts of interest; (v) has adequate processes to identify potential factual errors, incompleteness or methodological weakness; and (vi) agrees to update the Firm as to any business or policy changes.

Records, Disclosures and Reviews

The CCO shall keep (or rely on a Proxy Voting Service to keep) accessible records of proxy voting on behalf of Clients, including written or electronic copies of: (i) each written request from a Client for proxy voting information; (ii) the Firm’s written response to any request (oral or written) from a Client for proxy voting information; and (iii) all proxy voting records for Client securities.

In addition, the CCO is responsible for ensuring that:

•	a summary of the Firm’s proxy voting policies and procedures is disclosed in its Form ADV;

•	such summary discloses how clients may obtain information about how the Firm voted with respect to their securities; and

•	in conjunction with such summary, the Firm offers to furnish a copy of the policies and procedures for review to any requesting client.

In connection with the Firm’s annual review pursuant to Rule 206(4)-7, the CCO will evaluate any changed circumstances relevant to proxy voting and will review both the policies and procedures as well as the disclosures relating to proxy voting and a sample of proxy votes.

Date Revised: May 2020

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following biographical information about the members of Perella Weinberg Partners Capital Management, LP (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Agility Multi-Asset Income Fund (the “Adviser Managers”) as of December 4, 2020:

Chris Bittman. Chris Bittman is a Partner at Perella Weinberg Partners (“PWP”) and CEO and CIO of Agility. Prior to joining PWP in 2009, Chris was the Chief Investment Officer of the University of Colorado Foundation. Under his leadership, the Foundation was named Large Foundation of the Year in 2007 by Institutional Investor’s Foundation & Endowment Money Management magazine based on “superior investment performance, innovation and notable asset allocation moves.” Before being named the first CIO of the Foundation in 2004, he was the President and CEO of Jurika & Voyles, a California-based investment firm, where he was responsible for the management of over $5 billion for a broad variety of Fortune 500 corporations, public funds, foundations, endowments and families. He began his career on Wall Street as the Western Regional Manager for Merrill Lynch’s Business Financial Services Group and was the youngest Regional Manager in the group’s history. Chris graduated from the University of Colorado in 1985 and served the institution as a volunteer for nearly 20 years in various capacities – as President of its Alumni Association, as Trustee and Director of its Foundation, and as Chair of the Foundation’s Investment Committee. He is a guest lecturer on investment management at the University’s Leeds School of Business and a former member of the University’s Intercollegiate Athletics Task Force. He has served as Chair of the Board of Directors for Colorado Public Television; Investment Committee member of the Colorado Health Foundation; board member of the University of Colorado Technology Transfer Office; Trustee of Colorado Academy, a private, coeducational college preparatory school in Denver; and the National President of the Sigma Phi Epsilon Fraternity. Under Chris’ management, Agility has received a number of awards including Institutional Investor’s OCIO of the Year Award in 2013, 2014, 2015 and 2017.

Kent Muckel, CFA. Kent Muckel is a Partner at PWP and Deputy CIO of Agility. He also leads Agility’s Public Markets Team and is a voting member of the Agility Investment Committee. Prior to joining PWP in 2010, Kent was the Chief Investment Officer for Baylor University, where he was charged with overseeing the day-to-day investment practices and operations of Baylor’s endowment. Before joining Baylor, Kent was Senior Portfolio Manager with the University of Colorado Foundation, where he was jointly responsible for the evaluation, recommendation, and monitoring of the Foundation’s $1 billion in assets. Previously, Kent was Vice President and Senior Director for Public Markets at Qwest Asset Management Company, where he was responsible for managing over $10 billion in public market and liquid alternative investments for the company’s defined benefit assets. Prior to Qwest, he held various positions as a fixed income portfolio manager and investment specialist. Kent earned a B.S. in Finance with honors from the University of Colorado and an M.B.A. from the Daniels School of Business at the University of Denver. He is a CFA® charterholder. Kent is an investment committee member for the healthcare foundation Colorado Trust, and is an active supporter of several other cancer and healthcare-focused philanthropies.

Darren Myers, CFA. Darren Myers is a Partner at PWP and Director of Research for Agility. He also leads Agility’s Absolute Return Team and is a voting member of the Agility Investment Committee. Prior to joining PWP in 2007, he served as a Senior Research Analyst at Tejas Securities Group, Inc., where he provided investment recommendations on special situation and distressed debt opportunities. Darren was previously a Senior Analyst at UTIMCO, focused on hedge fund investments for the $3 billion Marketable Alternative Investments portfolio. He also worked at Perry Capital, LLC, a multi-billion dollar private investment management firm. Darren holds a BA in the Plan II Honors Program and an MBA, both from the University of Texas at Austin. Darren is a CFA® charterholder. He is an active endurance athlete, completing the Atacama Crossing, a 150-mile ultramarathon in the Chilean desert, and an Ironman triathlon.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Adviser Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2020:

Other Accounts Managed Table

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager or Team Member	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Christopher Bittman	0	-	0	-	3	3,311,626,202
Kent Muckel	2	257,385,017	4	1,934,443,110	5	2,882,194,523
Darren Myers	2	257,385,017	1	559,288,562	5	2,963,080,923

Of the information provided in the above table, the following are the number of accounts and respective total assets managed by the Adviser and the Subadviser (Messrs. Bittman, Myers and Muckel only) that may pay a performance-based fee:

Performance-Based Fee Accounts Information (9/30/20 AUM)

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0	0	2	3,060,420,737	14	4,510,712,483

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Adviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser may vary among these accounts, and the Adviser Managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Adviser Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

The Adviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will seek not to favor certain accounts over others, whether advised by it or an affiliate. The Adviser also will seek not to favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Adviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Adviser will review its respective activity to confirm that the Adviser is not unfairly favoring any accounts over time. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Adviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers

Compensation for the Adviser Managers is generally a combination of a fixed salary and a discretionary bonus. The bonus paid to the Adviser Managers for any period may be tied, in part, to the revenues generated by the Fund or, in the aggregate, by the Fund and any other fund(s) or account(s) managed by the Adviser during the applicable period, as well as a variety of other factors including, but not limited to, the Adviser Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of Perella Weinberg Partners and its affiliates. The Adviser Managers may also participate in other forms of compensation provided by Perella Weinberg Partners and its affiliates, including, but not limited to, a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan. Additionally, as Partners of Perella Weinberg Partners and its affiliates, the Adviser Managers may be given an equity interest in the ultimate parent company of the Adviser and/or related entities.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Chris Bittman	None
Kent Muckel	$50,001 to $100,000
Darren Myers	$50,001 to $100,000

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Agility Multi-Asset Income Fund

By (Signature and Title)	/s/Kent Muckel
Kent Muckel, President
(Principal Executive Officer)

Date	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Kent Muckel
Kent Muckel, President
(Principal Executive Officer)

Date	December 4, 2020

By (Signature and Title)	/s/Philip Alfonsin
Philip Alfonsin, Treasurer
(Principal Financial Officer)

Date	December 4, 2020

Print the name and title of each signing officer under his or her signature.